Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Aames Investment Corporation (the “Company”) for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, A. Jay Meyerson, Chairman and Chief Executive Officer of the Company, and Ronald J. Nicolas, Jr., Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1359, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. This report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. this report is being prepared;

Dated: March 31, 2005:

/s/ A. Jay Meyerson
A. Jay Meyerson
Chairman and Chief Executive Officer
Dated: March 31, 2005:

/s/ Ronald J. Nicolas, Jr.
Ronald J. Nicolas
Chief Financial Officer